SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FNBH BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies: ____________________

(2)	Aggregate number of securities to which transaction applies: ____________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________

(4)	Proposed maximum aggregate value of transaction: ____________________

(5)	Total fee Paid:

☐ Fee paid previously with preliminary materials

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: ____________________

(2)	Form, schedule, or registration statement no.: ____________________

(3)	Filing party: ____________________

(4)	Date filed: ____________________

FNBH BANCORP, INC.

101 East Grand River
Howell, Michigan 48843

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 22, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of FNBH Bancorp, Inc. (the "Company"), a Michigan corporation, will be held on Thursday, May 22, 2014, at 10:00 a.m. at the main office of First National Bank in Howell, 101 East Grand River, Howell, Michigan. This meeting is being held for the following purposes:

1.	To elect one (1) director to hold office for a term expiring in 2016 and two (2) directors to hold office for a term expiring in 2017;

2.	To vote upon a proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 11 million shares to 40 million shares;

3.	To ratify the selection of BDO USA, LLP as the independent registered public accounting firm for 2014;

4.	To participate in an advisory (non-binding) vote to approve the compensation of our executives, as disclosed in this proxy statement;

5.	To participate in an advisory (non-binding) vote to decide how frequently our shareholders will participate in an advisory vote to approve the compensation of our executives; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors has fixed April 7, 2014, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2014.

The accompanying Proxy Statement and the 2013 Annual Report on Form 10-K are available at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=17271 and under the "Investor Relations" tab on our website (www.fnbh.com).

Whether or not you return a proxy card, you are invited to attend the Annual Meeting in person. If you need directions to the location of the meeting or additional information about attending the meeting and voting in person, please contact Janeen Armstrong at (517) 545-2201 or jarmstrong@fnbh.com.

By order of the Board of Directors /s/ Janeen Armstrong JANEEN ARMSTRONG, Secretary

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy card, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy card.

Dated: April 22, 2014

FNBH BANCORP, INC.

101 E. Grand River
Howell, Michigan 48843

PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of FNBH Bancorp, Inc. (the "Company"), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 22, 2014, at 10:00 a.m., at the Main Office of First National Bank in Howell (the "Bank"), 101 East Grand River, Howell, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

VOTING AT THE MEETING

This Proxy Statement and form of proxy are being mailed on or about April 25, 2014 to all holders of record of voting stock of the Company as of the record date. Our Board of Directors has fixed the close of business on April 7, 2014, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. The Company has only one class of common stock, of which there were 2,755,115 shares outstanding as of the record date. Each outstanding share of common stock will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. In addition, the Company has 17,510 shares of its Series B Mandatorily Convertible Non-Cumulative Junior Participating Preferred Stock (the "Series B Shares") issued and outstanding as of the record date. Each Series B Share is convertible into approximately 1,428 shares of common stock and is entitled to vote on an as-converted basis with the Company's outstanding common stock. As a result, each holder of Series B Shares as of the record date will be entitled to a number of votes equal to the number of shares of common stock into which such holder's Series B Shares are convertible on each separate matter presented for vote at the meeting. The 17,510 Series B Shares outstanding as of the record date are convertible into a total of approximately 25.0 million shares of common stock.   Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Board.

If a proxy in the enclosed form is properly executed and returned to the Company, the shares represented by the proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the election of the nominees named in the Proxy Statement, FOR the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 11 million shares to 40 million shares, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the proposal to approve the compensation of our executives (on an advisory basis), FOR the approval of our Board's recommendation to hold a shareholder advisory vote for the approval of our executive compensation every year, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. All shareholders are encouraged to date and sign the enclosed proxy card, indicate your choice with respect to the matters to be voted upon, and return it to the Company.

To vote by telephone, shareholders of record (shareholders who have been issued a certificate or information statement representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437) and follow the recorded instructions. To vote by Internet, go to the site http://www.voteproxy.com and follow the instructions provided.

If your shares are held through a bank or a broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Simply follow the instructions on your voting form, using either the toll-free telephone number or the Internet address that is listed.

A proxy may be revoked prior to its exercise by delivering a written notice of revocation to our Secretary, executing a subsequent proxy, or attending the meeting and voting in person. Attendance at the meeting does not, however, automatically serve to revoke a proxy.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) with you to the Annual Meeting. In that case, if you would like to cast a vote in person, you should request and bring with you to the meeting a legal proxy from your bank or broker.

This Proxy Statement, including the Notice of Annual Meeting of Shareholders and proxy card, along with our Annual Report on Form 10-K is available at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=17271.

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ELECTION OF DIRECTORS

Our Articles of Incorporation provide for the division of the Board of Directors into three classes of nearly equal size with staggered three year terms of office. We currently have five directors, who are identified on the next page. The term of one of our directors, Timothy H. Corrigan, expired at the Annual Meeting of Shareholders to be held in 2013 or until his successor is duly elected and qualified. The Company did not hold an Annual Meeting in 2013, so Mr. Corrigan's term of office has continued until the Annual Meeting of Shareholders to be held on May 22, 2014. Mr. Corrigan has been nominated for re-election to serve a term expiring at the 2016 Annual Meeting of Shareholders. In addition, the terms of two of our directors, R. Michael Yost and Philip C. Utter, expire at the Annual Meeting of Shareholders to be held on May 22, 2014. Messrs. Yost and Utter have been nominated for re-election to serve a term expiring at the 2017 Annual Meeting of Shareholders.

More information regarding these nominees and the other directors of the Company is set forth below.

Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the proxy will vote for the nominees named above and, in the event any such nominee becomes unavailable (which is not anticipated), for such substitute nominee as is designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast on this matter.

The Board of Directors recommends a vote FOR the election of the persons nominated by the Board.

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INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

The following information relating to the principal occupation or employment and the qualifications of our directors has been furnished to the Company by the respective directors. Each of these persons has been engaged in the occupations stated below for more than five years, unless noted. Each of our directors has made a meaningful investment in the Company and has, over the past several years, dedicated a significant amount of time and effort to recapitalizing the Company in order to cause the Bank to comply with certain minimum capital ratios set forth in the Consent Order between the Bank and its primary federal regulator, as discussed under "Proposal to Approve an Amendment to the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock" below and as previously disclosed in filings made by the Company with the Securities and Exchange Commission ("SEC").

Name	Principal Occupation and Qualifications	Age	Director of Company Since(1)
Director Whose Term Expires in 2013; Nominee for Election as Director for a Term Expiring in 2016
Timothy H. Corrigan	Vice President of Corrigan Oil Company in Brighton, Michigan. Mr. Corrigan was appointed to the Board of Directors of the Company in January 2011. Mr. Corrigan is a large shareholder of the Company. He is a highly successful businessman with insight and knowledge of the local economic market. Mr. Corrigan is an active and respected community leader. In light of the Bank's community banking model, the Board believes these attributes make Mr. Corrigan well-qualified to serve on the Board of Directors of the Company and the Bank.	49	2011
Directors Whose Terms Expire in 2014
R. Michael Yost	CEO of the MPY Group, LLC, since 2008; Retired Managing Director, The Auto Club Group from 1981 to 2008. Mr. Yost is a long-standing director, having served on the Board since 1997. He is a large shareholder of the Company and is concerned with shareholder value. Mr. Yost is a successful local businessman and a respected, active community leader. Mr. Yost's strong ties to the community, his relationships within the Bank's primary market area, and the experience he has gained from serving on the Board for over 15 years make him well-qualified to serve on the Board of Directors of the Company and the Bank.	64	1997
Philip C. Utter(2)	President of Specialty Contract Carriers, Inc., a trucking company, since 1988, and President of Specialty Contract Brokerage, Inc., a freight brokerage company, since 1995. Mr. Utter was appointed to the Board of Directors of the Company in November 2009 and appointed as Chairman of the Company's Board of Directors in October 2010. Mr. Utter has a strong leadership style and is a successful local businessman and respected community leader. In addition, he is a significant shareholder of the Company and therefore has interests closely aligned with other shareholders of the Company. For these reasons, and in light of the Bank's community banking model, the Board believes Mr. Utter is well-qualified to serve as a director.	54	2009
Directors Whose Terms Expire in 2015
Stanley B. Dickson, Jr.(3)	Attorney and Certified Public Accountant (CPA) with Dickson & Associates PC since 1980. The Board of Directors appointed Mr. Dickson as a director of the Bank in 2009 and as a director of the Company effective March 25, 2010. Mr. Dickson was appointed Vice Chairman of the Company's Board of Directors in January 2011. Mr. Dickson has made very significant investments in the Company and currently is the beneficial owner of 38.77% of the Company's voting stock. The Board believes that Mr. Dickson's significant stock ownership, successful business experience, and skills and qualifications as both a certified public accountant and an attorney make him particularly well-suited to serve as a director of the Company and the Bank.	60	2010

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Ronald L. Long	President & CEO of the Company and the Bank; President of Independent Bank East Michigan from 1993 through September 2007; and SVP-Business Development, Independent Bank, from October 2007 through January 2008. Mr. Long is a large shareholder of the Company, a local resident of the Bank's primary market area, and active in community affairs. The Board believes it to be critical for the President & CEO of the Company to be a member of the Board of Directors and believes Mr. Long's vast experience within the banking industry, performance during his tenure with the Company, and demonstrated commitment to the community further qualify him as a director.	54	2008

(1)	All persons who are directors of the Company are also directors of the Bank.
(2)	Chairman of the Board of Directors of the Company and the Bank.
(3)	Vice Chairman of the Board of Directors of the Company and the Bank.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Principles

Our Board of Directors is committed to sound and effective corporate governance practices. The Board has documented those practices in our Corporate Governance Guidelines. These Guidelines address director qualifications, director responsibilities, committee composition, periodic performance evaluations, director compensation, stock ownership guidelines and other corporate governance matters. These Corporate Governance Guidelines are available on our website at www.fnbh.com. To assist in its governance practices, the Board has established a number of standing committees, including an audit committee, compensation committee and a nominating and corporate governance committee. The charters of the audit committee, the compensation committee and the nominating and corporate governance committee are available on our website at www.fnbh.com.

Code of Ethics for CEO and Senior Financial Officers

The Board has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which includes the principal executive officer, principal financial officer and controller. This Code is posted on our website and can be obtained free of charge through the Company's Corporate Secretary at 101 East Grand River, Howell, Michigan 48843. Any changes to or waivers of this Code of Ethics will be disclosed on our website.

Determination of Independence of Board Members

The Board has determined that each person who served as a director during 2013, other than Ronald L. Long (current CEO), qualifies as an "Independent Director," as such term is defined in Nasdaq Marketplace Rule 5605(a)(2). The Board has also determined that each member of the three committees of the Board meets the independence requirements applicable to those committees as prescribed by the Nasdaq listing requirements, and, as to the audit committee, under the applicable rules of the Securities and Exchange Commission (SEC). Also, there are no family relationships between or among the directors, the director nominee, or the executive officers of the Company.

Meeting Attendance

Each director is expected to attend all meetings of the Board, applicable committee meetings, and the Annual Meeting of Shareholders. The Company did not hold an Annual Meeting of Shareholders in 2013. During 2013, the Board held 15 meetings. During 2013, each director attended at least 75% of the aggregate number of meetings of our Board and the Board committees on which such director served.

Board Leadership Structure

The Company has historically separated the roles of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for day to day leadership and performance of the Company, while the Chairman sets the agenda for Board meetings, presides over Board meetings, and provides general guidance to the CEO. The Company's Chairman, Mr. Utter, qualifies as an independent director.

In addition to this structure, the Board periodically meets in executive session, without the presence of management.

Board's Role in Risk Oversight

One of the functions of the Board of Directors is to oversee the risk management function of the Company and the Bank. The risk management processes are designed to bring the most material risks facing the Company and the Bank to the attention of the Board of Directors in order to enable the Board to understand and evaluate how those risks may affect the financial condition and future prospects of the Company and the Bank and how such risks are best addressed.

The Board performs its risk oversight function in several ways, including establishing and maintaining policies designed to address and mitigate material risks (including policies relating to credit risk, interest rate risk, capital risk, and liquidity risk, as well as Bank Secrecy Act/Anti-Money Laundering compliance); monitoring and addressing various risks brought to the Board's attention through regular reporting by senior management, internal and external auditors, and regulatory examiners; and reviewing and discussing the performance of senior management on an annual basis. In addition, certain committees of the Board (including those described below) have responsibility for overseeing the management of certain specific risks facing the Company and the Bank.

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Board Committees

Audit Committee. The Board of Directors of the Company has a standing audit committee. During 2013, the audit committee met on four occasions. The primary purpose of this committee is to assist the Board in overseeing (1) the quality and integrity of the Company's accounting, auditing and financial reporting practices, (2) the performance of the Company's internal audit function and independent auditor, and (3) the Company's disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. During 2013, the audit committee consisted of Directors Utter and Corrigan. The audit committee does not currently have any member that qualifies as an "audit committee financial expert" under SEC rules.

Compensation Committee. The Board of Directors of the Company has a standing compensation committee. During 2013, the compensation committee met on one occasion. This committee reviews and makes recommendations to the Board on executive compensation matters, including any benefits to be paid to the Company's executive officers. Our compensation committee performs an annual review of our executive officers' cash compensation, profit sharing, and stock grants to determine whether they provide adequate incentives and motivation to our executive officers and whether they adequately compensate our executive officers relative to comparable executives at other banks. Historically, the compensation committee periodically engaged an independent third party to perform an executive compensation study. The most recent such study occurred in March 2006, by Mercer Human Resource Consulting. Until recently, no third party compensation consultant had been engaged since then in light of the Company's efforts to reduce costs in recent years. However, in January 2014, the compensation committee engaged an independent third party to assist the Company and the Bank in reviewing the Bank's existing management compensation program and, where advisable, developing and implementing improvements to such compensation program for future implementation. The Company and the Bank are currently working to evaluate and, if advisable, implement various changes to the compensation program.

The current members of the compensation committee are Directors Yost, Utter, Dickson, and Corrigan. Compensation committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer and our Chief Financial Officer. For compensation decisions relating to executive officers (other than our Chief Executive Officer), the compensation committee typically considers the recommendations of our Chief Executive Officer.

Nominating and Corporate Governance Committee. The Board of Directors of the Company has a standing nominating and corporate governance committee. During 2013, this committee met on four occasions.  This committee is responsible for making recommendations on the qualifications and standards to serve on the Board, identifying Board candidates, and monitoring the Company's corporate governance standards. During 2013, the nominating and corporate governance committee consisted of Directors Utter, Dickson, and Yost.

In considering candidates for directors, the committee considers certain attributes such as the experience, skills, expertise, and diversity of the prospective candidates. While the Board does not have a formal policy regarding the consideration of nominee diversity, the nominating and corporate governance committee considers diversity (including diversity in experience, education, and general background characteristics), as appropriate, in its identification and assessment of director candidates.

Shareholder Nominations for Board

The Articles of Incorporation of the Company contain certain procedural requirements applicable to shareholder nominations of directors. In general, shareholders may nominate a person to serve as a director if the shareholder provides written notice to the Company not later than 30 days prior to the date of the Annual Meeting or within 7 days after the date the Company mails, or otherwise provides notice of the date of such Annual Meeting, if such notice is given less than 40 days prior to the date of the Annual Meeting. The notice must include (1) the name and address of the shareholder who intends to make the nomination and of the person or persons nominated, (2) a representation that the shareholder is a current record holder and will continue to hold those shares through the date of the meeting and intends to appear in person or by proxy at the meeting, (3) a description of all arrangements between the shareholder and each nominee, (4) the information regarding each nominee as would be required to be included in a proxy statement filed under Regulation 14A of the Securities Exchange Act of 1934 had the nominee been nominated by the Board of Directors, and (5) the consent of each nominee to serve as director.

The nominating and corporate governance committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of Board member candidates. However, the committee may use the services of such a firm in the future if it deems necessary or appropriate. The committee considers director candidates recommended by shareholders and generally evaluates any such shareholder-recommended nominees using the same standards used by the committee in evaluating other candidates. The committee has not received any recommended nominations from any shareholders in connection with the 2014 Annual Meeting.

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Shareholder Communications with the Board

The Board of Directors has implemented a process by which a shareholder may send written communications to the Board's attention. Any shareholder desiring to communicate with the Board or one or more of the directors may send a letter addressed to the Company's Secretary at 101 East Grand River, Howell, Michigan 48843. The Secretary has been directed to promptly forward all communications to the full Board or the specific director indicated in the letter.

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PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously adopted a resolution, subject to shareholder approval, to amend the first paragraph of Article III of our Articles of Incorporation to read as follows:

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is forty million and thirty thousand shares (40,030,000), of which forty million (40,000,000) shares shall be common stock, without par value, and thirty thousand (30,000) shares shall be series preferred stock, without par value.

This amendment will increase our authorized common stock from 11 million shares to 40 million shares. The primary purpose of the amendment is to provide sufficient shares of common stock to allow for the conversion into common stock of our outstanding shares of mandatorily convertible preferred stock recently issued by the Company in a recapitalization of the Company, as described below. The amendment will also provide additional shares of common stock for potential future issuance by the Company, including the potential transactions described below.

As of the record date, there were 2,755,115 shares of common stock issued and outstanding and 2,320 shares reserved for issuance under our stock compensation plans. As a result, as of the record date, 8,242,565 shares of common stock remain available for future issuance.

In addition, as of the record date, we have 10,000 shares of Series A preferred stock designated, none of which have been issued or are outstanding as of the record date. These shares of Series A preferred stock relate to the Company's Tax Benefits Preservation Plan and will only be issuable upon the occurrence of certain events, as described in that plan. (For more information regarding this plan, please refer to the Form 8-A filed by the Company with the SEC on October 14, 2011.) We currently do not anticipate any shares of Series A preferred stock being issued at any time.

In addition, as of the record date, we have 17,510 shares of our Series B Mandatorily Convertible Non-Cumulative Junior Participating Preferred Stock (the "Series B Shares") issued and outstanding. The Company issued these Series B Shares in a private placement transaction, described below, completed on December 11, 2013. As described below, assuming the amendment to the Company's Articles of Incorporation described in this proposal is approved, these Series B Shares will automatically convert into approximately 25 million shares of common stock after the amendment to the Articles becomes effective.

As a result of the foregoing, assuming the amendment described in this proposal is approved, the Company will have approximately 12.2 million of the aggregate 40 million shares of authorized common stock still available for issuance in the future.

The Board of Directors considers the proposed increase in the number of authorized shares of common stock desirable because it will cause the mandatory conversion of our outstanding Series B Shares into shares of our common stock, which will simplify the Company's capital structure. In addition, the amendment will give the Board some additional flexibility in the future by providing additional shares available for issuance if needed to augment our capital base or for other general corporate purposes.

If our shareholders approve the amendment, it will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Department of Licensing and Regulatory Affairs of the State of Michigan, which we expect to occur promptly following the Annual Meeting.

Purpose of the Amendment – Conversion of Series B Shares Issued in Recapitalization

Since June 30, 2009, the Bank has been undercapitalized by regulatory standards. Effective September 24, 2009, the Bank has been subject to the terms of a Consent Order agreement with the OCC. On October 31, 2013, the 2009 Consent Order was replaced with a new Consent Order. Pursuant to the Consent Orders, the Bank has been required to achieve and maintain total capital equal to 11% of risk weighted assets and Tier 1 capital equal to at least 8.5% of adjusted total assets. Until very recently, the Bank has failed to meet these required minimum ratios and has been out of compliance with these required minimum capital ratios as well as other requirements of the Consent Order.

On December 11, 2013, the Company issued 17,510 Series B Shares in a private placement to various investors in exchange for aggregate gross proceeds to the Company of $17,510,000.  After offering expenses, net proceeds from the issuance of the Series B Shares were approximately $16,520,000. The Series B Shares were issued in order to strengthen the capital base of the Company and the Bank and improve the regulatory capital ratios at the Bank in an effort to meet the minimum capital ratios required by the Consent Order. On December 20, 2013, the Company contributed $15,400,000 to the capital of the Bank, which caused the Bank to meet the minimum capital ratios imposed by the Consent Order as of December 31, 2013.

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On March 27, 2014, the Company issued a total of 2.3 million shares of its common stock in a rights offering that was registered with the SEC. After offering expenses, net proceeds from the rights offering were approximately $1,500,000. The rights offering was conducted in order to give the Company's historical shareholder base an opportunity to participate in the recapitalization of the Company at the same price per share of common stock ($0.70) used in the private placement transaction that closed in December 2013. On March 28, 2014, the Company contributed an additional $550,000 to the capital of the Bank, which allowed the Bank to continue to meet the minimum capital ratios imposed by the Consent Order as of March 31, 2014.

In order to cause the Bank to maintain both minimum capital ratios required by the Consent Order, the Board of Directors may be required to pursue additional sales of the Company's capital stock. These additional sales could involve the sale of additional shares of common stock or shares of preferred stock. The Company still has 2,490 Series B Shares authorized for issuance by the Company. Pursuant to the Company's Articles of Incorporation, the Board of Directors has the authority to cause these shares to be issued as Series B Shares, with the terms described below. Alternatively, the Board of Directors has the authority to designate different terms and conditions for these remaining shares of preferred stock, which terms and conditions may be even more favorable than the terms of the Series B Shares and/or the Company's common stock.

Interests of Directors and Executive Officers

Each of the Company's directors and certain of the executive officers of the Company and/or the Bank purchased Series B Shares in the private placement transaction described above. Please see "Ownership of Common Stock" below for information on the number of Series B Shares owned by each such person and the number of shares of common stock beneficially owned by each such person. In particular, Mr. Stan Dickson, a director of the Company and the Bank and the largest beneficial owner of the Company's outstanding common stock, beneficially owns approximately 38.77% of the Company's common stock.

None of the directors or executive officers of the Company were eligible to participate in the rights offering that closed March 27, 2014.

Primary Terms of Series B Shares

The primary terms of the Series B Shares are as follows:

•	The Series B Shares are convertible, on a mandatory and automatic basis, at any time that the Company has a sufficient number of authorized shares of common stock for the conversion of all issued and outstanding Series B Shares. The Series B Shares will convert into shares of common stock at a conversion rate of $0.70 per share of common stock, subject to customary anti-dilution provisions that are not expected to occur prior to conversion (assuming the amendment described in this proposal is approved by shareholders at the Annual Meeting). Each Series B Share will convert into approximately 1,428 shares of common stock ($1,000 per Series B Share divided by the $0.70 conversion price). If shareholders approve this proposal to increase the authorized number of shares of the Company's common stock, the outstanding Series B Shares will automatically convert into newly issued shares of common stock at the time the Certificate of Amendment to the Company's Articles of Incorporation is filed with the State of Michigan.

•	The Series B Shares rank on par with the Company's common stock with respect to dividend rights and rights on liquidation of the Company. The Series B Shares will likely rank junior to any other shares of preferred stock the Company may issue in the future.

•	Upon any merger or sale of the Company, if the Series B Shares have not yet been converted into common stock, then a holder of a Series B Share would receive the same merger or sale consideration as such holder would receive if the Series B Share had been converted into shares of the Company's common stock prior to the merger.

•	Upon a liquidation of the Company, if the Series B Shares have not yet been converted into common stock, then a holder of a Series B Share would receive the same liquidating distribution as such holder would receive if the Series B Share had been converted into shares of the Company's common stock prior to the liquidation.

•	The Series B Shares do not have any special dividend rights. The Series B Shares are only entitled to receive dividends if and to the same extent as dividends are paid on the Company's common stock, as if the Series B Shares were already converted into common stock.

•	The Series B Shares are entitled to vote with the outstanding shares of the Company's common stock on an as-converted basis. The Series B Shares and the outstanding shares of common stock vote together as a single class. The Series B Shares are entitled to vote separately only on any proposed change to the terms and conditions of the Series B Shares that would have a material adverse effect on the powers, preferences, or special rights of the Series B Shares.

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•	The Series B Shares are perpetual and have no maturity. The Series B Shares are not redeemable by the Company for cash and have no maturity date. If for any reason the Series B Shares are not converted into common stock, the Series B Shares will remain outstanding indefinitely.

•	The terms of the Series B Shares have otherwise been established to cause the Series B Shares to have substantially identical rights as shares of the Company's common stock.

As noted above, the holders of the outstanding Series B Shares are entitled to vote at the Annual Meeting as if their Series B Shares have already been converted into common stock, including on this proposal to increase the Company's authorized common stock. Our directors and executive officers, all of whom are expected to vote in favor of this proposed amendment, currently control approximately 44.64% of the outstanding voting power of the Company.  As a result, the Board of Directors currently expects the amendment described in this proposal to be approved by the shareholders at the Annual Meeting.

Assuming the amendment described in this proposal is approved by the shareholders at the Annual Meeting, all of the outstanding Series B Shares will automatically convert into shares of the Company's common stock.  At that time, we anticipate that the Board will re-designate the Series B Shares as "blank check" shares of preferred stock, which means that all shares currently designated as Series B Shares will no longer be designated as Series B Shares but will become authorized but unissued shares of preferred stock that may be issued in the future with such terms, conditions, and rights as may be designated by our Board of Directors in its discretion.

Effect of the Amendment

The authorization of the additional shares of common stock would not, by itself, have any effect on the rights of shareholders. Although authorization of the additional shares will cause the automatic conversion of the outstanding Series B Shares, this conversion will not have a material effect on shareholders since the outstanding Series B Shares already have rights and terms that are substantially equivalent to the shares of common stock into which they will be converted. However, holders of common stock have no preemptive rights to acquire additional shares of common stock, so the future issuance of shares of common stock could have an immediate and significant dilutive effect on earnings per share and the voting power of existing shareholders at the time of the issuance.

If this proposal is approved by our shareholders, after the conversion of the Series B Shares into shares of common stock as described above, the additional authorized shares of common stock would be available from time to time for other corporate purposes, including acquisitions of other companies or other assets, stock dividends, stock splits, other stock distributions, and in connection with equity-based benefit plans. Authorized but unissued shares of our common stock may be issued from time to time upon authorization by our Board of Directors, at such times, to such persons, and for such consideration as the Board may determine in its discretion and generally without further approval by our shareholders (except as may be required for any particular transaction by applicable law or regulation). However, except as described in this proposal, the Board of Directors has not (as of the date this proxy statement is being mailed) entered into any commitment to issue any additional shares of common stock. The Board does not intend to issue any shares except on terms it deems to be in the best interest of the Company and its shareholders.

The additional shares of common stock that would become available for issuance if this amendment is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this amendment to increase the authorized common stock has been prompted by the business and financial considerations described above and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), shareholders should be aware that approval of this amendment could facilitate future efforts by us to deter or prevent changes in control.

The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

Under the Michigan Business Corporation Act, our shareholders are not entitled to dissenter's rights with respect to the amendment of the Articles of Incorporation to increase the authorized shares of common stock.

Certain Material Terms of the Common Stock

All of the outstanding shares of our common stock are fully paid and nonassessable. Subject to the rights of the holders of shares of preferred stock that may be issued and outstanding, the holders of common stock are entitled to receive:

•	dividends when, as and if declared by our Board of Directors out of funds legally available for the payment of dividends; and

10

•	in the event of dissolution of the Company, to share ratably in all assets remaining after payment of liabilities and satisfaction of the liquidation preferences, if any, of then outstanding shares of preferred stock, as provided in our Articles of Incorporation.

Due to the Bank's financial condition, the Bank cannot pay a dividend to the Company without the prior approval of the OCC. The Company suspended, indefinitely, the payment of dividends in the third quarter of 2008 due to the Bank's inability to pay dividends to the holding company and insufficient cash at the holding company to pay the dividends.

Each holder of common stock is entitled to one vote for each share held of record on all matters presented to a vote at a shareholders meeting, including the election of directors. Holders of common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any additional shares of common stock or other securities, and there are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Vote Required and Recommendation of the Board

The affirmative vote of the holders of a majority of the sum of (1) the outstanding shares of common stock of the Company as of the record date, plus (2) the shares of common stock issuable upon conversion of the Series B Shares outstanding as of the record date, is required for the approval of this proposed amendment. Both abstentions and broker non-votes will have the effect of a negative vote. Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote FOR this amendment.

The Board of Directors recommends a vote FOR approval of the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 11 million to 40 million.

11

PROPOSAL TO RATIFY THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO USA, LLP ("BDO") as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014. The services provided to the Company and our subsidiaries by BDO for 2013 and 2012 are described under the caption "Disclosure of Fees Paid to Our Independent Registered Public Accounting Firm" below.

We are asking our shareholders to ratify the selection of BDO as our independent registered public accounting firm for 2014. Although ratification is not legally required, the Board is submitting the selection of BDO to our shareholders for ratification as a matter of good corporate governance. Representatives of BDO are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the majority of the votes cast is required for approval. Shares not voted on this matter, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast on this matter.

If our shareholders do not ratify the appointment, the appointment will be reconsidered by the audit committee and the Board. Even if the selection is ratified, the audit committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

The Board of Directors recommends a vote FOR this proposal to ratify the appointment of
BDO as the independent registered public accounting firm for 2014.

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PROPOSAL FOR ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Recent changes to federal law require that our shareholders be given the opportunity to express their approval of the compensation of our executives, as disclosed in this proxy statement. This shareholder vote is not binding on our Board or the Company and may not be construed as overruling any decision made by our Board or the Company. However, the compensation committee of our Board will take the outcome of this vote into consideration when making future executive compensation decisions.

Therefore, at the Annual Meeting of Shareholders, our shareholders will be given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of our executives. This vote proposal is commonly known as a "say-on-pay" proposal and gives our shareholders the opportunity to endorse or not endorse our executive pay program.  The compensation paid to our executives is disclosed under "Executive Compensation" below.

The shareholders will be asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of FNBH Bancorp, Inc. approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Company's proxy statement for its 2014 Annual Meeting of Shareholders.

This is an advisory vote only and neither the Company nor its Board of Directors will be bound to take action based upon the outcome of this vote. The compensation committee of our Board will consider the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote FOR this proposal to approve the resolution approving the compensation of our executives on an advisory basis.

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PROPOSAL FOR FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES

ON EXECUTIVE COMPENSATION

The new federal law referenced above also requires that our shareholders be given the opportunity to express their preference for whether the shareholder advisory vote on our executive compensation should take place every year, every two years, or every three years.  Under the federal legislation that requires this vote, this shareholder vote is not binding on our Board of Directors or the Company and may not be construed as overruling any decision made by our Board or the Company or as creating or implying any change in the fiduciary duties owed by our Board. However, our Board of Directors values the views of shareholders and intends to take the outcome of this shareholder advisory vote into consideration when determining how often the shareholder advisory vote on executive compensation will take place.

Our Board of Directors believes that conducting the shareholder advisory vote on executive compensation every year is appropriate for the Company and its shareholders at this time.   In reaching its recommendation, our Board considered that an annual advisory vote results in the most frequent input from our shareholders.   However, you will be given the option to specify a preference that the shareholder advisory vote take place every one, two, or three years.  For purposes of determining the outcome of this vote, we will consider the choice (either once every one, two, or three years) that receives the most votes as the preference of our shareholders.

After the annual meeting of shareholders, the Company will disclose both the results of this vote and the Board's decision regarding how frequently the shareholder advisory vote on executive compensation will take place in the future.  In making its decision, the Board is not required to abide by the outcome of this shareholder advisory vote.  However, the Board intends to consider the outcome of this vote when determining the frequency of future shareholder advisory votes on executive compensation.

This shareholder advisory vote on the frequency of future executive compensation votes will be held at least once every six years.

The Board of Directors recommends a vote FOR the approval of the Board's recommendation to hold the shareholder advisory vote on executive compensation every year.

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REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2013.

We have discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB").

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence and have discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

Philip C. Utter Timothy H. Corrigan

DISCLOSURE OF FEES PAID TO
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following sets forth the fees billed to the Company for the fiscal years ended December 31, 2013 and December 31, 2012 by BDO USA, LLP, the Company's principal accounting firm:

	2013	2012

BDO USA, LLP
Audit Fees	$184,027	$182,838
Audit Related	-	-
Tax Fees (1)	25,750	18,370
Other	-	-
Total	$209,777	$201,208

(1)	Consists primarily of tax consulting and tax return preparation.

The audit committee has established a pre-approval policy for audit, audit related, and tax services that can be performed by the Company's independent registered public accounting firm. Under this pre-approval policy, the audit committee is required to approve, in advance of the services being rendered, any audit, audit related or tax services to be provided by the Company's then independent registered public accounting firm. Subject to certain limitations, the authority to grant pre-approvals may be delegated to one or more members of the audit committee. All fees paid to BDO USA, LLP for services performed in 2013 and 2012 were approved pursuant to such pre-approval policy.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all of the compensation earned by the Company's Chief Executive Officer (CEO), Senior Vice President (SVP) and Senior Lender, and Senior Vice President (SVP) and Chief Credit Officer (our "Named Executive Officers") for the year ended December 31, 2013.

Name & Principal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation (1)	Total
		($)	($)	($)	($)	($)	($)
Ronald L. Long	2013	256,500	—	—	—	9,725	266,225
President & CEO	2012	256,500	—	—	—	8,400	264,900
	2011	256,500	—	—	—	8,400	264,900

Gerald L. Moyer	2013	123,500	—	—	—	3,705	127,205
SVP & Senior Lender	2012	123,500	—	—	—	—	123,500
	2011	124,050	—	—	—	—	124,050

Daniel Wollschlager	2013	150,000	—	—	—	4,500	154,500
SVP & Chief Credit Officer (2)	2012	150,000	—	—	—	—	150,000
	2011	26,730	—	—	—	—	26,730

(1)	Amounts in this column represent 401(k) matching contributions made by the Company to the Named Executive Officers' account for 2013. In addition, the amounts for Mr. Long include $8,400 per year as a car allowance.
(2)	Mr. Wollschlager was hired as SVP and Chief Credit Officer on October 27, 2011.

All of our Named Executive Officers are at-will employees; none have any written or other employment agreement with the Company or the Bank. The compensation of our Named Executive Officers is determined on an annual basis by the Board of Directors of the Bank, taking into consideration recommendations made by the Compensation Committee of the Board of Directors of the Company. At this time, in light of the financial condition of the Company and the Bank and the regulatory actions that have been taken against the Bank, the Bank's Board of Directors has determined not to grant any bonus awards or other compensation, other than as disclosed in the table.

Outstanding Equity Awards at Fiscal Year-End

None of our Named Executive Officers held any outstanding equity awards as of December 31, 2013.

Retirement Plans

Other than the Bank's standard 401(k) plan, neither the Company nor the Bank maintains any retirement or other plan providing for retirement benefits for any of our Named Executive Officers. For 2013, matching contributions were made to the 401(k) accounts of the Named Executive Officers in the amounts set forth in the table above.

DIRECTOR COMPENSATION

In light of the financial condition of the Company and the Bank and the regulatory actions that have been taken against the Bank, no fees or other compensation was paid to directors of the Company or the Bank for their service in 2013. Neither the Company nor the Bank is currently paying any director compensation.

16

RELATED PARTY TRANSACTIONS

As disclosed in this Proxy Statement, one of our directors, Stanley B. Dickson Jr., made a significant investment in the Company in connection with the private placement transaction we closed in December 2013.  That private placement transaction involved the sale of our Series B Shares of preferred stock, which are convertible on a mandatory basis into shares of our common stock.  (See "Proposal to Approve an Amendment to the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock" above for more details regarding the Series B Shares.) Pursuant to a Securities Purchase Agreement between the Company and Mr. Dickson dated June 12, 2013, Mr. Dickson purchased 7,500 Series B Shares.  In addition, Mr. Dickson agreed to make an additional investment of up to $1.5 million as may have been necessary for the Company to raise aggregate gross proceeds of $18.0 million in its capital raising efforts.  In consideration for his agreement to make this size of an investment and his other agreements set forth in the Securities Purchase Agreement, the Company agreed to pay Mr. Dickson a commitment fee equal to 6% of the total amount of his investment.  As a result, the 7,500 Series B Shares were sold to Mr. Dickson for a price, net of this commitment fee, equal to $7,050,000.  All of the other Series B Shares were sold at a price of $1,000 per share, without a discount or commitment fee.  In addition, the Company granted Mr. Dickson certain Board appointment rights, as disclosed under "Ownership of Common Stock – Change in Control of the Company" below.

In addition, certain directors and officers of the Company have had, and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations or members of partnerships which have had, and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with persons not related to the lender, and these transactions do not involve more than the normal risk of collectability or present other unfavorable features. All such future related party transactions will be made in the ordinary course of business, on terms no less favorable to the Company or the Bank than with persons not related to the lender. Loans with related parties are subject to approval by a majority of the Company's independent, outside, disinterested directors. The Company applied this policy regarding related party transactions to all of the transactions described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's directors and executive officers, as well as any person holding more than 10% of its common stock, are required to report initial statements of ownership of the Company's securities and changes in such ownership to the Securities and Exchange Commission. To our knowledge, and based solely upon our review of all required reports furnished to us, all reports required to be filed in 2013 were timely filed.

17

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of April 7, 2014, as to the common stock of the Company owned beneficially by each director, each Named Executive Officer, and all directors and executive officers of the Company as a group. This table assumes the proposal to increase the number of authorized shares of the Company's common stock described in this Proxy Statement is approved at the Annual Meeting, which we expect to take place for the reasons described in that proposal.

Name of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent of Class(2)

Ronald L. Long	CEO & President, Director	144,651	(3)	*
Gerald L. Moyer	SVP & Senior Lender	35,714	(4)	*
Daniel Wollschlager	SVP & Chief Credit Officer	142,857	(5)	*
Stanley B. Dickson, Jr.	Director	10,766,028	(6)	38.77%
Philip C. Utter	Director	485,357	(7)	1.75%
R. Michael Yost	Director	100,380	(8)	*
Timothy H. Corrigan	Director	720,383	(9)	2.59%
All Executive Officers and Directors as a Group (8 Persons) (10)		12,395,370		44.64%

*Represents less than 1%.

(1)	This information is based upon the Company's records as of the record date, and information supplied by the persons listed above. The number of shares stated in this column includes shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or shared voting and investment power with their respective spouses, with respect to all shares beneficially owned.

(2)	Based on a total of 2,755,115 shares of common stock issued and outstanding as of the record date and 25,014,285 shares of common stock issuable upon conversion of the 17,510 Series B Shares issued on December 11, 2013.

(3)	Includes 1,794 shares of common stock and 142,857 shares of common stock issuable upon conversion of 100 Series B Shares.

(4)	Includes 35,714 shares of common stock issuable upon conversion of 25 Series B Shares.

(5)	Includes 142,857 shares of common stock issuable upon conversion of 100 Series B Shares.

(6)	Includes 51,743 shares of common stock and 10,714,285 shares of common stock issuable upon conversion of 7,500 Series B Shares.

(7)	Includes 6,786 shares of common stock and 478,571 shares of common stock issuable upon conversion of 335 Series B Shares. Excludes 286 shares owned by spouse and 2,248 shares held by daughter.

(8)	Includes 1,801 shares of common stock, 98,571 shares of common stock issuable upon conversion of 69 Series B Shares, and 8 shares held jointly with child.

(9)	Includes 1,812 shares of common stock and 718,571 shares of common stock issuable upon conversion of 503 Series B Shares.

(10)	Includes the Company's Chief Financial Officer, who is not one of the Named Executive Officers.

18

The following table sets forth certain information as of April 7, 2014, as to any person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock. This table assumes the proposal to increase the number of authorized shares of the Company's common stock described in this Proxy Statement is approved at the Annual Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Stanley B. Dickson Jr.
15621 Windmill Pointe Drive
Grosse Pointe Park, MI 48230	10,766,028	(2)	38.77%

Robert A. Clemente, Trustee of the
Richard K. Thompson Irrevocable Trust 1994,
dated January 1, 2004
401 S. Old Woodward, Suite 410
Birmingham, MI 48009	2,471,428	(3)	8.90%

Steven A. Dickson
17838 Camino De La Mitra
Rancho Santa Fe, CA 92067	1,866,071	(4)	6.72%

(1)	Based on a total of 2,755,115 shares of common stock issued and outstanding as of the record date and 25,014,285 shares of common stock issuable upon conversion of the 17,510 Series B Shares.

(2)	Includes 51,743 shares of common stock and 10,714,285 shares of common stock issuable upon conversion of 7,500 Series B Shares.

(3)	Includes 2,471,428 shares of common stock issuable upon conversion of 1,730 Series B Shares.

(4)	Includes 1,786 shares of common stock and 1,864,286 shares of common stock issuable upon conversion of 1,305,000 Series B Shares.

Change in Control of Company

Prior to the private placement transaction described under "Proposal to Approve an Amendment to the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock" above, which closed on December 11, 2013, Mr. Stanley Dickson beneficially owned less than 12% of the issued and outstanding shares of the Company's common stock. In connection with the private placement, Mr. Dickson purchased 7,500 newly issued Series B Shares from the Company for an aggregate purchase price (net of a discount approved by the Company) of $7,050,000, which was paid by Mr. Dickson in cash at the closing of the private placement transaction. To the Company's knowledge, the source of this investment was personal funds available to Mr. Dickson and not any loan from any third party. This investment caused Mr. Dickson to beneficially own approximately 42% of the Company's common stock immediately following the closing of the private placement. As a result of the Company's completion of a rights offering in March 2014, Mr. Dickson's ownership percentage has been diluted to approximately 38.77%, as shown in the table above.

In connection with his investment in the Company, the Company has agreed that for as long as Mr. Dickson is the beneficial owner of at least 15% of the issued and outstanding common stock of the Company, then (1) upon Mr. Dickson's request, the Company will use reasonable efforts to nominate, recommend a vote for, and otherwise cause two nominees designated by Mr. Dickson (inclusive of Mr. Dickson's current position on the Board), which nominees must be reasonably acceptable to the Company, to be appointed to the respective Boards of Directors of the Company and the Bank, subject in all respects to applicable laws and provided that these rights shall not be interpreted to require the Company to defend or engage in any proxy contest initiated by any holder of common stock; and (ii) the Company shall not increase the size of its Board of Directors to a number greater than 9 directors without the prior consent of Mr. Dickson. In addition, for as long as Mr. Dickson is the beneficial owner of at least 30% of the issued and outstanding common stock of the Company, then upon Mr. Dickson's request, the Company will use reasonable efforts to nominate, recommend a vote for, and otherwise cause a third nominee designated by Mr. Dickson (but reasonably acceptable to the Company) to be appointed to the respective Boards of Directors of the Company and the Bank, subject in all respects to applicable laws and provided that this right shall not be interpreted to require the Company to defend or engage in any proxy contest initiated by any holder of common stock.

19

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at our 2015 Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 of the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials relating to our 2015 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us at our principal executive offices at 101 East Grand River, Howell, Michigan, 48843, no later than December 23, 2014.

Under our Bylaws, no business may be brought before an annual shareholder meeting unless it is specified in the notice of the meeting and included in the Company's proxy materials, or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to us (containing certain information specified in the Bylaws about the shareholder and the proposed action) not less than 60 nor more than 90 days prior to the date of the first anniversary of the preceding year's annual meeting of shareholders. If the date of the 2015 Annual Meeting of Shareholders is changed by more than 20 days from the date of the first anniversary of the 2014 Annual Meeting, then notice must be received within 10 days after the date we mail or otherwise give notice of the date of the 2015 Annual Meeting of Shareholders.

As of April 18, 2014, no proposals from any shareholder to be presented at the 2014 Annual Meeting of Shareholders have been received by us.

OTHER BUSINESS

The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth in this Proxy Statement. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. In addition to solicitation by mail, officers and other employees of the Company and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

The Annual Report of the Company for 2013 on Form 10-K is included with this Proxy Statement. Copies of the reports will also be available for all shareholders attending the Annual Meeting.

Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

MISCELLANEOUS

We will initially solicit proxies by mail. In addition, directors, officers, and employees of the Company and the Bank may solicit proxies by telephone or facsimile or in person without additional compensation. Proxies may be solicited by nominees and other fiduciaries that may mail materials to or otherwise communicate with the beneficial owners of shares held by them. The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees, or other nominees for forwarding proxy material to beneficial owners.

As part of our efforts to cut unnecessary expenses and conserve the environment, the Company provides Internet access to quarterly announcements and may elect to discontinue mailing paper reports in the future. This would reduce postage and printing expenses and paper waste. Information regarding current and future reports is available at www.fnbh.com/investor_relations.php. If you are unable to access this information on the Internet or desire to request a printed copy of any of this information, requests may be made in writing to the attention of the Corporate Secretary at FNBH Bancorp, Inc., P. O. Box 800, 101 East Grand River, Howell, MI 48844-0800 or by calling in your request to the Executive Office at 517-545-2201.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Janeen Armstrong

Janeen Armstrong
Secretary

April 22, 2014

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FORM OF PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS OF

FNBH BANCORP, INC.

May 22, 2014
10:00 A.M.
101 East Grand River
3rd Floor Community Room
Howell, MI 48843

PROXY VOTING INSTRUCTIONS

INTERNET - Access http://www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER ________________

ACCOUNT NUMBER ________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2014

The accompanying Proxy Statement and the 2013 Annual Report on Form 10-K are available at
www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=17271 and under the "Investor Relations" tab on our website ( www.fnbh.com ).

Whether or not you return a proxy card, you are invited to attend the Annual Meeting in person. If you need directions to the location of the meeting or additional information about attending the meeting and voting in person, please contact

Janeen Armstrong at (517) 545-2201 or jarmstrong@fnbh.com.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, AND 4, AND "ONE YEAR" ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	ELECTION of one director for a term expiring in 2016 and election of two directors for terms expiring in 2017.

O Timothy H. Corrigan (Expiring in 2016)

O R. Michael Yost (Expiring in 2017)

O Philip C. Utter (Expiring in 2017)

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☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below.)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here.

2.	To approve the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 11 million shares to 40 million shares. FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year 2014. FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	To adopt the advisory (non-binding) shareholder resolution to approve the compensation of the Company's named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐

5.	To adopt the advisory (non-binding) shareholder recommendation regarding the frequency of future shareholder advisory votes on executive compensation. ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN ☐

Authorized Signatures - Sign Below - This section must be completed for your instructions to be executed.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method ☐

Signature of Shareholder ____________________________________________ Date _________________
Signature of Shareholder ____________________________________________ Date _________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FNBH BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Stanley B. Dickson, Jr. and Timothy H. Corrigan and each of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of FNBH Bancorp, Inc. held of record by the undersigned on April 7, 2014, at the Annual Meeting of Shareholders to be held on May 22, 2014, or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. If this Proxy is properly executed, the shares will be voted as specified. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of the nominees listed for director, FOR the approval of the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 11 million shares to 40 million shares, FOR the approval of the proposal to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year 2014, FOR the proposal to approve the compensation of our executives (on an advisory basis), and FOR the approval of our Board's recommendation to hold a shareholder advisory vote for the approval of our executive compensation every year. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may come before the meeting. The proxies cannot vote your shares unless you sign and return this card.

(Continued and to be signed on the reverse side)

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